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                                                                 EXHIBIT 23.2


                          CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report, dated March 16, 1998, with respect to the financial statements of Q International Courier, Inc. included in the Registration Statement (Form S-4) and related Prospectus of AirNet Systems, Inc. for the registration of 3,141,356 of its common shares.



/s/ Ernst & Young LLP
New York, New York
May 15, 1998